UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

September 26, 2016

MYLAN N.V.

(Exact name of registrant as specified in its charter)

The Netherlands	333-199861	98-1189497
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Building 4, Trident Place Mosquito Way, Hatfield, Hertfordshire		AL10 9UL
(Address of Principal Executive Offices)		(Zip Code)

+44 (0) 1707 853 000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

Following the recent testimony of Mylan N.V. (the “Company”) before the United States House of Representatives regarding EpiPen, the Company on September 26, 2016, provided the chart attached as Exhibit 99.1 as a supplement to its testimony. The chart represents an analysis of the profitability in the United States of EpiPen for 2008-2016E. The Company does not regularly provide profitability analyses for individual products and does not intend in the future to provide product level profitabilty analysis for EpiPen or to update this analysis.

The information in this Item 7.01 (including Exhibit 99.1) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statements.

This report includes statements that constitute “forward-looking statements,” including the figures shown in the column labeled “2016E” in the chart attached as Exhibit 99.1. These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Because such statements inherently involve risks and uncertainties, actual future results may differ materially from those expressed or implied by such forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to: any changes in or difficulties with our inventory of, and our ability to manufacture and distribute, EpiPen; the potential impact of any change in patient access and the introduction of a generic version, which have not been factored into the estimates shown; the effect of any changes in our customer and supplier relationships and customer purchasing patterns; other changes in third-party relationships; the impact of competition; changes in the economic and financial conditions of the businesses of the Company; the scope, timing, and outcome of any ongoing legal proceedings and the impact of any such proceedings on our business; any regulatory, legal, or other impediments to our ability to bring our products to market; actions and decisions of healthcare and pharmaceutical regulators, and changes in healthcare and pharmaceutical laws and regulations, in the United States and abroad; our ability to protect our intellectual property and preserve intellectual property rights; other uncertainties and matters beyond the control of management; and the other risks detailed in the Company’s filings with the Securities and Exchange Commission. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	U.S. EpiPen Profitability Analysis dated September 26, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MYLAN N.V.

Date: September 26, 2016	By:	/s/ Kenneth S. Parks
Kenneth S. Parks
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	U.S. EpiPen Profitability Analysis dated September 26, 2016.